Going Concern	12 Months Ended
Jun. 30, 2017
Notes to Financial Statements
Note 3. Going Concern

The accompanying financial statements and notes have been prepared assuming that the Company will continue as a going concern.

For the period from inception (March 31, 2015) to June 30, 2017, the Company had a net profit (loss) of $(50,394). The Company’s ability to continue as a going concern is dependent upon the Company’s ability to generate sufficient revenues to operate profitably or raise additional capital through debt financing and/or through sales of common stock.

Management plans to fund operations of the Company through revenues which have been consistent to fund current levels of operations. Management believes that this plan provides an opportunity for the Company to continue as a going concern.

The failure to achieve the necessary levels of profitability or obtain the additional funding would be detrimental to the Company.